                                                                   EXHIBIT 10.10

                             DMX ACQUISITION CORP.

                            STOCKHOLDERS AGREEMENT
                            ----------------------


     THIS AGREEMENT is made as of February 26, 1993, between DMX Acquisition Corp., a Delaware corporation (the "Company"), the State Board of Administration of Florida ("SBA"), Liberty Investment Partnership I, a Florida general partnership ("LIP-I"), Liberty Capital Partners, Inc., a Delaware corporation ("Liberty"), Robinson-Humphrey, Inc, ("Robinson-Humphrey"), William T. Sherman ("Sherman"), Nicholas A. Merrick ("Merrick"), Garrison M. Kitchen ("Kitchen") and Thomas G. Johnson III ("Johnson" and collectively with Robinson-Humphrey, Sherman, Merrick and Kitchen, the "RH Investors"), each of the investors listed on the Stockholders Schedule attached hereto (the "Investors") and each of the executives listed on the Stockholders Schedule attached hereto (the "Executives"), SBA and LIP-I are collectively referred to as the "Purchasers," and the Purchasers, the RH Investors, the Investors and the Executives are collectively referred to as the "Stockholders" and individually as a "Stockholder," Capitalized terms used herein are defined in paragraph 12 hereof.

     The Company, the Stockholders and Liberty desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board"), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which the Stockholders may transfer securities of the Company.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Prior Agreements, The Company, the Investors and the Executives are parties to the Investment Agreement, dated as of September 4, 1991 (the "Investment Agreement"), and the Shareholders' Agreement, dated as of September 4, 1991 (the "Shareholders' Agreement"), and desire that this Agreement supersede certain provisions of the Investment Agreement and the Shareholders' Agreement in its entirety. Upon the execution and delivery of this Agreement by the Company, the provisions of Sections 7.1, 7.2, 7.3F 7.4p 7.5, 8.1, 8.2, 8.3,
9.9 and 9.10 of the Investment Agreement and all of the provisions of the Shareholders' Agreement shall be superseded by this Agreement, and each Investor and each Executive shall exercise all rights such Person may have under the Investment Agreement and the Shareholders' Agreement so that the provisions of this Agreement shall be fully performed and effectuated and that the operation of the Investment Agreement and the Shareholders' Agreement shall not conflict with or be inconsistent with the provisions of this Agreement, The Company agrees to use its best efforts to cause each party to the Investment Agreement and/or Shareholders' Agreement that has not become a party to this Agreement to duly execute this Agreement as soon as possible and upon the due execution of this Agreement by such parties the Shareholders' Agreement and the Sections of the Investment Agreement returned to above shall terminate and shall be of no further force or effect.

     2.   Board of Directors.

          (a) From and after the date of this Agreement and until the provisions of this paragraph 2 cease to be effective, each Stockholder shall vote all of his Stockholder Shares that can be voted at the time of a particular vote, notwithstanding the definition of Stockholder Shares, and any other voting securities of the Company over which such Stockholder has voting control and shall take all other reasonably necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Board shall be established at nine directors;

               (ii) except as otherwise provided herein, the following individuals shall be elected to the Board

                    (A) five representatives designated by Liberty (the "Liberty Directors"), two of which shall be officers or employees of Liberty and three of which shall be Qualified Representatives, shall serve for one year terms and shall at the time of each election be independent directors as reasonably determined in good faith by the Executives holding a majority of the Stockholder Shares held by all Executives at such time and by the Investor Director, provided, that Jay Sugarman shall serve as one of such three Qualified Representatives for a one-year term commencing on the date hereof (and shall not during such term be subject to removal pursuant to (iii) below)

                    (B) one representative designated by the Investors, determined by a vote of the Investors owning a majority of the Stockholder Shares held by all Investors and who shall be reasonably acceptable to Liberty at the time of each election (the "Investor Director"), provided, that until the first annual meeting of the Company's stockholders occurring on or after January 31, 1994, Jeffrey
          A. Weber shall serve as the Investor Director; and

                    (C) three of the Company" s officers designated by the Executives, determined by a vote of the Executives owning a majority of the Stockholder Shares held by all Executives (the "Executive Directors") . provided that until the first annual meeting of the Company's stockholders, Robert C. Strandberg, G. William Hartman and Robert L. Wohlers shall serve as the Executive Directors;

               (iii) the removal from the Board (with or without cause) of any representative designated hereunder by Liberty, the Investors or the Executives shall be at Liberty's, the Investors' or the Executives' written request, respectively, (solely with respect to the representatives designated by them) but only upon such written request and under no other circumstances (in the case of the Investors and the Execu tives, determined on the basis of a vote of the holders of a majority of the Stockholder Shares held by such Persons), provided that if any director elected pursuant to subparagraph (ii)(C) above ceases to be an officer of the Company, he shall be removed as a director promptly thereafter;

               (iv) in the event that any representative designated hereunder by Liberty, the Investors or the Executives ceases to serve as a director during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by Liberty, the Investors or the Executives, respectively, as provided hereunder; and

               (v) the Board shall have at all times an audit committee, a compensation committee and a nominating committee as standing committees,

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof. In addition, the Company may pay to each Liberty Director who is not an officer or director of Liberty an annual fee of up to $20,000. So long as any Liberty Director serves on the Board and for four years thereafter, the Company shall maintain directors indemnity insurance coverage reasonably satisfactory to Liberty in an amount of up to $5,000,000 prior to the initial public offering of the Company's Common Stock registered under the Securities Act and thereafter in an amount reasonable for a public company of its size.

          (c) The number of directors Liberty may designate under subparagraph
(a)(ii) above shall be reduced as set forth in the table below according to the aggregate number of the Stockholder Shares the Purchasers and their Permitted Transferees hold as a percentage of the aggregate number held by such Persons on the date hereof:

                              Percentage of Original
     Number of Directors      Stockholder Shares Held
     -------------------      -----------------------

              5               80% or more
              4               60% or more but less than 80%
              3               40% or more but less than 60%
              2               20% or more but less than 40%
              1               10% or more but less than 20%

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Any reduction of directors shall first be applied to the Liberty Directors who are not officers or employees of Liberty.

          (d) The rights of the Investors under this paragraph 2 shall terminate at such time as the Investors and their Permitted Transferees hold in the aggregate less than 50% of the shares of the Stockholder Shares held by such Persons on the date hereof,

          (e) The rights of the Executives under this paragraph 2 shall terminate at such time as the Executives and their Permitted Transferees hold in the aggregate less than 50% of the shares of the Stockholder Shares held by such Persons on the date hereof, provided that at such time, all directors which were previously designated by the Executives shall be designated by Liberty and approved by the Investor Director.

          (f) The provisions of this paragraph 2 shall terminate automatically and be of no further force and effect upon the tenth anniversary of the date of this Agreement unless extended by the parties hereto in accordance with Section 218 of the Delaware General Corporation Law.

          (g) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 2. the election of an individual to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law,

     3. Irrevocable Proxy. In order to secure the obligations to vote Stockholder Shares and other voting securities of the Company in accordance with the provisions of paragraph 2 hereof, each Stockholder hereby appoints Liberty as his or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his Stockholder Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in paragraph 2, Liberty may exercise the irrevocable proxy granted to it hereunder at any time any Stockholder fails to comply with the provisions of paragraph 2 of this Agreement. In order to secure the obligations to vote Liberty's Stockholder Shares and other voting securities of the Company in accordance with the provisions of paragraph 2 hereof, Liberty hereby appoints each Person who is serving as the Investor Director (for so long as any such Person is serving in such capacity) as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of its Stockholder Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in paragraph 2. Such Person may exercise the irrevocable proxy granted to it hereunder at any time Liberty fails to comply with the provisions of paragraph 2 of this Agreement. The proxies and powers granted by each Stockholder pursuant to this paragraph 3 are coupled with an interest and are given to secure the performance of each such Stockholder's obligations under this Agreement. Such proxies and powers shall be irrevocable for the term set forth in paragraph 2(f) of this Agreement and shall survive the death, incompetency, disability, bankruptcy or dissolution of such Stockholder and the subsequent holders of its Stockholder Shares, except for transferees in connection with a Public Sale.

     4. Representations and warranties. Each Stockholder represents and warrants

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that (i) such Stockholder is the record owner of the number and type of
Stockholder Shares set forth opposite its name on the Stockholders Schedule attached hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and is a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

     5. Retention of Stockholder Shares. Until September 1, 1994, no Investor or its Permitted Transferees, and until the Senior Debt has been repaid in full and the Company and its Subsidiaries may no longer borrow Senior Debt from SBA under the Senior Loan Agreement, no Executive or its Permitted Transferees, shall sell, transfer, assign, pledge or otherwise dispose of any Stockholder Shares held by such Investor or its Permitted Transferees or Executive or its Permitted Transferees on the date hereof or hereafter acquired, except pursuant to a Sale of the Company or a Public Sale; provided that nothing contained in this paragraph 5 shall prohibit any Investor or Executive from transferring Stockholder Shares as permitted by paragraph 6(d) hereof.

     6.   Restrictions on Transfer of Stockholder Shares.

          (a) Transfer of Stockholder Shares. No Stockholder shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Stockholder Shares except pursuant to the provisions of this paragraph 6. pursuant to the provisions of paragraph 7 or 10 hereof (an "Exempt Transfer") or pursuant to a Public Sale. Each Stockholder agrees not to consulate any Transfer (other than an Exempt Transfer or a Public Sale) until 30 days after the later of the delivery to the Company and the other Stockholders of such Stockholder's Offer Notice or Sale Notice (if any), unless the parties to the Transfer have been finally determined pursuant to this paragraph 6 prior to the expiration of such 30-day period (the "Election Period").

          (b) First Offer Right. At least 30 days prior to making any Transfer of any Stockholder Shares (other than an Exempt Transfer or a Public Sale), the transferring Stockholder (the "Transferring Stockholder") shall deliver a written notice (an "Offer Notice") to the Company and the other Stockholders (the "Other Stockholders"). The Offer Notice shall disclose in reasonable detail the proposed number of Stockholder Shares to be transferred and the proposed terms and conditions of the Transfer, and if the Transferring Shareholder has identified or had any discussions with any prospective transferee the Offer Notice shall also disclose the identity of the prospective transferees) (the purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or installments over time, and no Stockholder Shares may be pledged), First, the Company may elect to purchase all (but not less than all) of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholders and the Other Stockholders as soon as practical but in any event within ten days after the delivery of the Offer Notice. If the Company has not elected to purchase all of the Stockholder Shares within such ten-day period, the Other Stockholders may elect to purchase all (but not less than all) of such Stockholder Shares at the price

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and on the terms specified in the Offer Notice by delivering written notice of such election to the Transferring Stockholder as soon as practical, but in any event within 20 days after delivery of the Offer Notice. If the Other Stockholders have in the aggregate elected to purchase more than the number of Stockholder Shares being offered by the Transferring Stockholder, the Stockholder Shares shall be allocated among the Other Stockholders electing to purchase shares according to each such Stockholder's Pro Rata Share, If the Company or any Other Stockholders have elected to purchase Stockholder Shares from the Transferring Stockholder, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Stockholder, but in any event within 15 days after the expiration of the Election Period. To the extent that the Company and the Other Stockholders have not elected to purchase all of the Stockholder Shares being offered, the Transferring Stockholder may, within 90 days after the expiration of the Election Period and subject to the provisions of subparagraph (c) below, transfer all such Stockholder Shares to one or more third parties at a price no less than 95% of the price per share specified in the offer Notice and on other terms no more favorable to the transferees thereof than offered to the Company and the Other Stockholders in the Offer Notice. Any Stockholder Shares not transferred within such 90-day period shall be reoffered to the Company and the Other Stockholders prior to any subsequent Transfer. Each Stockholder's "Pro Rata Share" shall be based upon such Stockholder's proportionate ownership of all Stockholder Shares on a fully-diluted basis.

           (c) Participation Rights. At least 30 days prior to any Transfer of Stockholder Shares (other than an Exempt Transfer or a Public Sale), the Stockholder making such Transfer (the "Transferring Stockholder") shall deliver a written notice (the "Sale Notice") to the Company and the other Stockholders (the "Other Stockholders"), specifying in reasonable detail the identity of the prospective transferees), the number of shares to be transferred and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within 15 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, the Transferring Stockholder and such Other Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares equal to the product of (i) the quotient determined by dividing the percentage of Stockholder Shares owned by such Person by the aggregate percentage of Stockholder Shares owned by the Transferring Stock holder and the Other Stockholders participating in such sale and (ii) the number of Stockholder Shares to be sold in the contemplated Transfer.

     For example, if the Sale Notice contemplated a sale of 100 Stockholder Shares by the Transferring Stockholder, and if the Trans ferring Stockholder at such time owns 30% of all Stockholder Shares and if one Other Stockholder elects to participate and owns 20% of all Stockholder Shares, the Transferring Stockholder would be entitled to sell 60 shares (30% / 50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20% / 50% x 100 shares).

Each Stockholder shall use best efforts to obtain the agreement of the prospective transferees) to the participation of the Other Stockholders in any contemplated Transfer and to the inclusion of the Preferred Stock and the Warrants in the contemplated Transfer, and each Stockholder shall not transfer any of its Stockholder Shares to any prospective transferee if such prospective transferee declines to allow the participation of the Other Stockholders or the inclusion of the Preferred Stock or the Warrants. If any portion of the Warrants is included in any Transfer of Stockholder Shares under this subparagraph 6(c), the purchase price for the Warrants shall be equal to the full purchase price determined hereunder for the Stockholder Shares covered by the portion of the Warrants to be transferred, reduced by the aggregate exercise price for such shares.

          (d) Permitted Transfers. The restrictions set forth in this paragraph 6 shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (i) to the Company, (ii) to any other Stockholder (or to a Person that is a Permitted Transferee of such Stockholder) (iii) in the case of an individual, pursuant to applicable laws of descent and distribution or among such individuals Family Group or (iv) in the case of Liberty or the Investors, to any of the Affiliates of Liberty or the Investors or any of the employees, partners, officers or directors of Liberty or the Investors, respectively (collectively referred to herein as "Permitted Transferees"); provided that the restrictions contained in this paragraph 6 shall continue to be applicable to the Stockholder Shares after any such Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred and by the provisions of the Registration Agreement of even date herewith by and among the Company and the parties hereto (the "Registration Agreement").

     In addition, the restrictions on transfer set forth in this paragraph 6 shall not apply with respect to any Transfer of Stockholder Shares by SBA in connection with the assignment or disposition of all or any portion of the Senior Debt or the Subordinated Debt; provided that any transferee thereof has agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred (a "Permitted Transferee").

          (e) Termination of Restrictions. The restrictions on the Transfer of Stockholder Shares set forth in this paragraph 6 shall continue with respect to each Stockholder Share until the first to occur of (i) the date on which such Stockholder Share has been transferred in a Public Sale or (ii) a Qualified Public offering.

     7.   Sale of Company.

          (a) Third Party Transaction. At any time after the date of this Agreement, any holder or holders of more than 75% of the Stockholder Shares, and at any time after February 28, 1995, any holder or holders of more than 51% of the Stockholder Shares, shall have the right to seek a Sale of the Company and produce an Independent Third Party or Independent Third Parties to acquire (i) all of the issued and outstanding capital stock of the Company (whether by merger, consolidation or sale or transfer of stock) or (ii) all or substantially all of the Company's assets on a consolidated basis. The holder or holders proposing a Sale of the Company (the "Proposing Stockholders") shall notify the Company and the other Stockholders (the "Other Stockholders") prior to commencing any actions in connection with such transaction.

          (b) Election. The Proposing Stockholders shall deliver written notice to the Company and the Other Stockholders setting forth in reasonable detail the terms of the proposed Sale of the Company (the "Sale Notice"). Within 15 days following delivery of the Sale Notice (the "Election Period"), each Other Stockholder shall deliver to the Company and the Proposing Stockholders written notice setting forth such holder's election (i) to consent to and raise no objections against the transaction described in the Sale Notice, and if the Sale of the Company is structured as a sale of stock, to sell their Stockholder Shares on the terms and conditions set forth in the Sale Notice, or (ii) if such Other Stockholder or Stockholders hold more than 20% of the Stockholder Shares, to deliver a written offer (a "Stockholder Offer"), upon substantially the same terms as described in the Sale Notice, to acquire the Company (a "Stockholder Transaction"). If the Other Stockholders have not delivered a Stockholder Offer within the Election Period, the Proposing Stockholders shall have 180 days after the expiration of the Election Period to consulate the Sale of the Company on the terms specified in the Sale Notice. If the Sale of the Company is not consummated within such 180-day period, the Proposing Stockholders shall comply with the provisions of this paragraph 7 for any subsequent Sale of the Company, If the Other Stockholders have delivered a Stockholder Offer within the Election Period, the Other Stockholders must (A) obtain an executed definitive and binding agreement to consummate the Stockholder Transaction and obtain binding commitments from reputable sources for the financing thereof both within 30 days after delivery to the Proposing Stockholder of the Stockholder Offer and (B) consummate the Stockholder Transaction within 120 days after delivery to the Proposing Stockholder of the Stockholder Offer. If any condition set forth in
(A) or (B) of the preceding sentence is not fulfilled, the Other Stockholders shall comply with the provisions of this paragraph 7 for any subsequent Sale of the Company.

          (c) Conditions to Obligation. The obligations of the Other Stockholders to participate in or make an alternative offer to any Sale of the Company hereunder are subject to the satisfaction of the following conditions:
(i) upon consummation of the Sale of the Company hereunder, all holders of Common Stock or Preferred Stock shall receive the same form and amount of consideration per share of Common Stock or Preferred Stock, respectively (including for this purpose amounts allocated to noncompetition, consulting and other arrangements), or if the holders of Common Stock or Preferred Stock are given an option as to the form and consideration to be received, all such holders shall be given the same option; (ii) the consideration per share of Common Stock (assuming the conversion of all convertible securities and the exercise of all rights to acquire Common Stock including Executive Options) to be paid upon consummation of the Sale of the Company shall equal or exceed a cash amount of $10.00 (as such price is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) and (iii) none of the Other Stockholders shall be required to agree to indemnify or hold harmless the acquiring party with respect to an amount in excess of the not cash proceeds paid to such Other Stockholder in the Sale of the Company.

     8. Legend. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stock holder Shares after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to a Stockholders Agreement dated as of February 26, 1993, among the issuer of such securities (the "Company") and certain of the Company's stockholders, as amended and modified from time to time. A copy of such Stockholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with paragraph 11 hereof.

     9. Transfer. Prior to transferring any Stockholder Shares (other than in an Exempt Transfer or a Public Sale) to any Person, the transferring Stockholder shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement and the Registration Agreement.

     10.  Repurchase Option.

          (a) In the event any Executive ceases to be employed by the Company and its Subsidiaries prior to February 25, 1995, other than as a result of such Executive's death or disability as determined by the Board in its good faith judgment (a "Termination"), the Shareholder Shares owned by such Executive (whether held by Executive or one or more of Executive's transferees) (each, an "Executive Share") shall be subject to repurchase by the Company and the Stockholders pursuant to the terms and conditions set forth in this paragraph 10 (the "Repurchase Option").

          (b) In the event the Termination is as a result of the dismissal of Executive without Cause or the resignation of Executive with Good Reason, only the Executive Shares acquired upon exercise of the Executive's Executive Options shall be subject to repurchase hereunder, and the purchase price for each Executive Share shall be the greater of Original Cost or Book Value for such share; provided, however, that if such Termination is without Cause, such Executive Shares shall be subject to repurchase hereunder only if such repurchase is approved by a majority of the Board (with the affirmative vote of at least one Executive Director). In addition, in the event of such a Termination, the Executive's unexercised Executive Options shall expire within 90 days.

          (c) In the event the Termination is as a result of the dismissal of Executive for Cause or the resignation of Executive without Good Reason, all of the Executive's Executive Shares shall be subject to repurchase hereunder, and the purchase price for each Executive Share will be Executive's Original Cost for such share (with shares having the lowest cost subject to repurchase prior to shares with a higher cost), In addition, in the event of such a Termination, the Executive's unexercised Executive Options shall expire immediately upon such Termination.

          (d) The Board may elect to purchase all or any portion of the Executive Shares that become subject to the Repurchase option by delivering written notice (the "Repurchase Notice") to the holder or holders of such Executive Shares within 180 days after the Termination, or such longer period as is required to determine the reason for the Termination (the "Option Period"). The Repurchase Notice shall set forth the number of such Executive Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the Executive Shares held by Executive at the time of delivery of the Repurchase Notice. If the number of Executive Shares then held by Executive is less than the total number of Executive Shares the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Executive Shares under this Agreement, pro rata according to the number of Executive Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Executive Shares to be repurchased hereunder will be allocated among Executive and the other holders of such shares (if any) pro rata according to the number of shares to be purchased from such persons.

          (e) If for any reason the Company does not elect to purchase all of the Executive Shares that become subject to the Repurchase Option pursuant to the Repurchase Option, the Stockholders shall be entitled to exercise the Repurchase option for the shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there shall be Available Shares, but in any event within 45 days after the expiration of the Option Period, the Company shall give written notice (the "Option Notice") to the Stockholders setting forth the number of Available Shares and the purchase price for the Available Shares. The Stockholders may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company. If the Stockholders elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among the Stockholders based upon the number of shares requested to be purchased by each Stockholder, As soon as practicable, and in any event within ten days after the expiration of the 30-day period set forth above, the Company shall notify each holder of Executive Shares subject to the Repurchase Option as to the number of shares being purchased from such holder by the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of such shares, the Company shall also deliver written notice to each Stockholder setting forth the number of shares such Stockholder is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

          (f) The closing of the purchase of Executive Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than 60 days nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or the Stockholders will pay for the Executive Shares to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Stockholder, a check or wire transfer of funds and, in the case of the Company, (i) a check or wire transfer of funds, (ii) a subordinate note or notes payable in up to, three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate announced from time to time by Citibank, N.A. or (iii) both (i) and (ii) , in the aggregate amount of the purchase price for such shares; provided that the Company shall use reasonable efforts to make all such repurchases with a check or wire transfer of funds, Any notes issued by the Company pursuant to this paragraph 10(e) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase.

          (g) The right of the Company and the Stockholder to repurchase Executive Shares pursuant to this paragraph 10 shall terminate upon the first to occur of the Sale of the Company or a Qualified Public Offering.

          (h) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Shares hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

     10A. Executive Options.

          (a) The Company, the Investors and the Executives hereby agree that promptly after the date hereof, the Executive Options shall be amended to conform to the provisions of this paragraph 10A.

          (b) An aggregate of 333,333 shares of Common Stock remain subject to unexercised Executive Options, Notwithstanding anything to the contrary contained in plans and agreements related to the Executive options, the Executive Options shall become exercisable in accordance with the following schedule:

For the fiscal year ending in February 1994
-------------------------------------------

                                           Option Shares
     TARGET                               Become Exercisable
     ------                               -----------------

     EBITA of at least $20 million             166,667

     EBITA of at least $18.5 million            83,334

(pro rate number of shares for EBITA between $18.5 million and $20 million)

For the fiscal year ending in February 1995
-------------------------------------------

     TARGET                                 Option Shares
     ------                               Become Exercisable
                                          ------------------
     EBITA of at least $22 million               166,666

     EBITA of at least $20 million                83,334

(pro rate number of shares for EBITA between $20 million and $22 million)


          (c) If any Executive Options have not become exercisable pursuant to subparagraph (b) above, the Executive Options shall become exercisable on a cumulative basis in accordance with the following schedule:


For the two consecutive fiscal years ending in February 1995
------------------------------------------------------------
                                                 Cumulative Option
                                                   Shares Become
     TARGET                                         Exercisable
     ------                                      -----------------

     Cumulative EBITA of at least $42 million         333,333

     Cumulative EBITA of at least $38.5 million       166,667

(pro rate number of shares of EBITA between $38.5 million and $42 million)

          (d) All exercisable option shares shall be allocated among the holders of Executive Options on a pro rata basis. For purposes of this Agreement, "EBITA" shall mean the net after-tax income of the Company and its Subsidiaries for the fiscal year in question plus all interest expense, provision for income taxes and amortization of intangibles for such year, determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

          (e) Notwithstanding the provisions of subparagraph (b) above, all of the Executive Options shall become exercisable immediately upon the occurrence of any one of the following events prior to February 26, 1998:

               (i) a Sale of the Company which results in a price per share of Common Stock on a fully-diluted basis (assuming conversion of all convertible securities and exercise of all then exercisable rights to acquire Common Stock, including all of the Executive Options) of at least $15 (as such amount is equitably adjusted for subsequent stock splits, stock combinations, dividends and recapitalizations);

               (ii) a Sale of the Company pursuant to the provisions of paragraph 7 hereof (provided that none of the Executives are Proposing Stockholders) which results in a price per share of Common Stock on a fully-diluted basis (assuming conversion of all convertible securities and exercise of all then exercisable rights to acquire Common Stock, including all of the Executive Options) of at least $10 (as such amount is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) and if the Company's EBITA for the twelve-month period immediately preceding the delivery of the Sale Notice under paragraph 7 is at least $20 million.

          (iii) the consummation of an underwritten public offering of the Common Stock registered under the Securities Act and following such offering the closing price of the Common Stock (or if there is no closing price, the average of the closing bid and ask prices) is at least $15 per share (as such amount is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) for 60 consecutive trading days; or

          (iv) the payment in full of all of the obligations owed under the Senior Loan Agreement (and any refinancings or replacements thereof) and the Subordinated Loan Agreement (and any refinancings or replacements thereof) and the termination of all obligations to advance funds thereunder.

          11.  First Refusal Rights.

          (a) Except for issuances of (i) Common Stock issued to the Company's employees upon exercise of stock options (provided that this exception shall apply only with respect to stock options for no more than 250,000 shares of Common Stock in the aggregate, as equitably adjusted for stock dividends, stock splits, combinations of shares or recapitalizations occurring after the date hereof), (ii) Common Stock issued upon the conversion of the Preferred Stock or the exercise of the Warrants, (iii) Common Stock issued to the seller in connection with the acquisition of another company or business, (iv) Common Stock issued pursuant to a public offering registered under the Securities Act,
(v) warrants and the Common Stock issuable thereunder (and securities issuable pursuant thereto) granted or sold in connection with the refinancing of the Senior Debt and/or Subordinated Debt to the lender or lenders providing the new debt, if the Company authorizes the issuance or sale of any equity securities or any securities containing options or rights to acquire any equity securities (other than as a dividend on the outstanding Common Stock) or (vi) Preferred Stock issued upon exercise of the Series A Warrants or the Warrants, the Company shall first offer to sell to each holder of Stockholder Shares a portion of such equity securities of the Company equal to the quotient determined by dividing
(1) the number of shares of Stockholder Shares held by such holder by (2) the total number of shares of Stockholder Shares. Each holder of Stockholder Shares shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons; provided that if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, the holders of Stockholder Shares exercising their rights pursuant to this paragraph shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The purchase price for all stock and securities offered to the holders of the Stockholder Shares shall be payable in cash or, to the extent otherwise required hereunder, notes issued by such holders.

          (b) In order to exercise its purchase rights hereunder, a holder of Stockholder Shares must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Stockholder Shares is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

          (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Stockholder Shares have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must first be reoffered to the holders of Stockholder Shares pursuant to the terms of this paragraph.

          (d) The rights of the holders of Stockholder Shares under this paragraph shall terminate upon a Qualified Public Offering.

          (e) The rights of the holders of Stockholder Shares under this paragraph 11 may be amended and waived with respect to all such Persons by the holders of a majority of the Stockholder Shares.

     12.  Definitions.

     "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person and any partner of a Stockholder which is a partnership.

     "Board" has the meaning set forth in the preamble.

     "Book Value" of each Executive Share shall be equal to the quotient determined by dividing (A) the excess of Company's assets over its liabilities as of the end of the fiscal year immediately preceding the date of Executive's Termination, determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied, less the liquidation value of all outstanding preferred stock, by (B) the total number of shares of Common Stock outstanding on a fully-diluted basis (including in such calculation the aggregate conversion price and exercise price of all outstanding convertible securities, options and warrants). Notwithstanding the foregoing, the calculation of Book Value will be made without taking into account (i) the allocation of the cost of the "acquired enterprise" to the assets acquired and the liabilities assumed required or permitted by Accounting Principles Board Opinions No. 16 and No, 17 as a result of the Acquisition (as defined in the Senior Loan Agreement) or (ii) the amortization of goodwill, debt discount or financing costs related to such acquisition, and the excess of the cost of the "acquired enterprise" over the historical book value of the acquired assets immediately prior to the acquisition shall be allocated to and classified as goodwill solely for such purposes hereunder.

     "Cause" means with respect to any Executive (a) the Executive committing any act of fraud or embezzlement in the performance of his duties or is convicted of a felony, (b) the Executive's dishonesty or serious misconduct in relation to any aspect of the business of the Company or its subsidiaries, or other conduct by the Executive calculated or likely to bring himself, the Company or its Subsidiaries into disrepute or to materially damage or materially affect prejudicially the interests of the Company or its Subsidiaries, which other conduct, if remediable, is not remedied by such Executive within 90 days after his receipt of notice from the Company advising him of such conduct and instructing him on what he must do to remedy such conduct, or (c) the Executive's insubordination or failure to follow the reasonable directions of the Board which causes material damage to the Company or its Subsidiaries and such damage, if curable, remains uncured 90 days after receipt by such Executive of notice thereof from the Company and instructions on what the Executive must do to cure such conduct. Should the Executive dispute whether his dismissal is for Cause, then after a period of 30 days, during which the Company and the Executive shall negotiate in good faith to settle the dispute, the parties shall enter immediately into binding arbitration pursuant to the rules of the American Arbitration Association, the costs of which shall be borne by the non-prevailing party.

     "Common Stock" means the Company's Common Stock, par value $.01 per share.

     "Company" has the meaning set forth in the preamble.

     "Executive Directors" has the meaning set forth in paragraph 2(a).

     "Executive Options" means the stock options granted to the Executives on September 4, 1991 which have not been exercised as of the date hereof (which stock options are exercisable into an aggregate of 333,333 shares of Common Stock).

     "Executives" has the meaning set forth in the preamble.

     "Family Group" means an individual's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the individual and/or the individual's spouse and/or descendants or any of them.

     "Good Reason" means with respect to any Executive circumstances whereby such Executive, without Cause, is removed from or not reelected as an officer of the Company or Datamax and does not remain employed by the Company or Datamax
(i) in an executive capacity, reporting directly to the chief executive officer of the Company or Datamax and in charge of a principal business function such as, but not limited to, engineering or product development or manufacturing, and (ii) at a salary at least equal to his then current salary. Should any Executive dispute for any purpose under this Agreement whether or not he resigned with Good Reason, then after a period of 30 days, during which the Company and the Executive shall negotiate in good faith to settle the dispute, the Company and the Executive shall enter immediately into binding arbitration pursuant to the rules of the American Arbitration Association, the costs of which shall be borne by the non-prevailing party.

     "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% owner)", who is not controlling, controlled by or under common control with any such 5% owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons or any Affiliate of such Person.

     "Investor Director" has the meaning set forth in paragraph 2(a).

     "Investors" has the meaning set forth in the preamble.

     "Liberty" has the meaning set forth in the preamble.

     "Liberty Directors" has the meaning set forth in paragraph 2(a).

     "Permitted Transferee" has the meaning set forth in paragraph 6(d) hereof.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Preferred Stock" means the Series A Preferred and the Series B Preferred.

     "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate offering value of at least $18 million and a price per share of Common Stock of at least $10 (as adjusted for stock dividends, stock splits, combinations of shares or recapitalizations occurring after the date hereof).

     "Qualified Representative" shall mean any person who (A) is not a Related Person; and (B) does not have, nor any member of such person's family whether by marriage or otherwise have, any beneficial interest in, directly or indirectly, any Related Entity.

     "Related Entity" shall mean (i) Liberty Investment Partnership II (ii) Liberty Capital Partners, Inc., (iii) the State Board of Administration of Florida, (iv) any entity (other than an Investor) which owns, directly or indirectly, any equity or debt securities of the Company or any of its subsidiaries and (v) any entity which is an affiliate of any of the entities referred to in clauses (i), (ii), (iii) or (iv) above.

     "Related Person" shall mean any person who is a director, officer, employee, partner, shareholder of, or holder of any debt or equity interest in a Related Entity.

     "RH Investors" has the meaning set forth in the preamble.

     "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) all of the issued and outstanding capital stock of the Company (whether by merger, consolidation or sale or transfer of stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Debt" means all of the indebtedness owed by the Company and its Subsidiaries to SBA under the Senior Loan Agreement, dated as of February 26, 1993 (the "Senior Loan Agreement"), and the related agreements and instruments entered into in connection therewith, each as amended, modified and supplemented from time to time.

     "Series A Preferred" means the Company's Series A Preferred Stock, par value $.01 per share.

     "Series A Warrants" means the stock purchase warrants issued on September 4, 1991, exercisable into shares of Series A Preferred.

     "Series B Preferred" means the Company's Series B Preferred Stock, par value $.01 per share.

     "Series B Warrants" means the stock purchase warrants issued on February 26, 1993, exercisable into shares of Series B Preferred.

     "Stockholder Shares" means (i) any Common Stock purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or issuable directly or indirectly upon exercise of the Warrants and the Series A Warrants, (iii) any Common Stock issued or issuable directly or indirectly upon conversion of the Preferred Stock, (iv) any Common Stock issued or issuable upon exercise of the Executive Options and (v) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii)f (iii) or (iv) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Warrants, Series A Warrants,

Preferred Stock or Executive Options shall be deemed to be the holder of the Stockholder Shares issuable directly or indirectly upon exercise or conversion thereof, regardless of any restriction or limitation on the exercise or conversion thereof, and such securities shall be subject to the provisions of this Agreement as Stockholder Shares. As to any particular Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

          "Stockholders" has the meaning set forth in the preamble.

          "Subordinated Debt" means all of the indebtedness owed by the Company and its Subsidiaries to SBA under the Subordinated Loan Agreement, dated as of February 26, 1993, and the related agreements and instruments entered into in connection therewith, each as amended, modified and supplemented from time to time.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof . For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          "Transfer" has the meaning set forth in paragraph 5(a).

          "Warrants" means the Series B Warrant and the stock purchase warrants exercisable into shares of Common Stock issued to the Purchasers in connection with the incurrence of the Senior Debt and the Subordinated Debt and the issuance to the Purchasers of the Series B Preferred and the Common Stock.

          13   Transfers in Violation of Agreement.  Any Transfer or attempted
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          14   Amendment and Waiver.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be made or be effective against the Company, Liberty or any Stockholder unless such modification, amendment or waiver is approved in writing (i) in the case of the Company, by the Company, (ii) in the case of Liberty, by Liberty, (iii) in the case of the Purchasers and their Permitted Transferees, by the Purchasers and their Permitted Transferees holding a majority of the Stockholder Shares held by such Persons, (iv) in the case of the Investors and their Permitted Transferees, by the Investors and their Permitted Transferees holding a majority of the Stockholder Shares held by such Persons, (v) in the case of the Executives and their Permitted Transferees, by the Executives and their Permitted Transferees holding a majority of the Stockholder Shares held by such Persons, and (vi) in the case of the RH Investors and all other Persons, by the holders of a majority of the Stockholder Shares, The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          15   Severability.  Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          16   Entire Agreement.  Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          17   Successors and Assigns.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, Liberty and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          18   Counterparts.  This Agreement may be executed in multiple
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          19   Remedies.  The Company, Liberty and the Stockholders shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, Liberty or any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          20 Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company or Liberty at their respective address set forth below and to any other recipient at the address indicated on the Stockholder Schedule hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address and Liberty's address are as follows:


     The Company                                  Liberty
                                                  (prior to June 1, 1993)
     DMX Acquisition Corp.
     4501 Parkway Commerce Blvd.                  Liberty Capital Partners, Inc.
     Orlando, Florida 32808                       237 Park Avenue
     Attention:  President                        21st Floor
                                                  New York, New York 10017
                                                  Attention:  President

                                                  (on and after June 1, 1993)

                                                  Liberty Capital Partners, Inc.
                                                  1177 Avenue of the Americas
                                                  New York, New York
                                                  Attention:  President

          21 Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

          22 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          23 Affiliate Transactions. The Company hereby agrees not to and the Company hereby agrees not to permit any of its subsidiaries to, enter into any transaction with any Person who is a Stockholder of the Company or holder of any security of the Company or any Affiliate of such Stockholder or holder or any Person who is an officer, director, partner or employee of such Stockholder or holder unless such transaction is approved by the Board.

          24 Issuances of Preferred Stock. The Company shall not, without the prior written consent of the holders of Series B Warrants representing a majority of the shares of Series B Preferred issuable upon exercise of the Series B Warrants, issue any shares of Series A Preferred at a price per share lower than the exercise price in effect immediately prior to such issuance under the Series A Warrants and the Company shall not, without the prior written consent of the holders of Series A Warrants representing a majority of the Series A Preferred issuable upon exercise of the Series A Warrants, issue any shares of Series B Preferred at a price per share lower than the exercise price in effect immediately prior to such issuance under the Series B Warrants.

                             *   *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              DMX ACQUISITION CORP.


                              By______________________________________
                              Its ____________________________________


                              STATE BOARD OF ADMINISTRATION OF FLORIDA


                              By______________________________________
                              Its Attorney-in-Fact


                              LIBERTY INVESTMENT PARTNERSHIP I


                              By______________________________________
                              Its ____________________________________


                              LIBERTY CAPITAL PARTNERS, INC.


                              By______________________________________
                              Its ____________________________________


                              WILLIAM A.M. BURDEN & CO.


                              By______________________________________
                              Its ____________________________________

                              ________________________________________
                              G. William Hartmah, Jr.

                              ________________________________________
                              Robert C. Standberg

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              DMX ACQUISITION CORP


                              By______________________________________
                              Its ____________________________________


                              STATE BOARD OF ADMINISTRATION
                              OF FLORIDA


                              By______________________________________
                              Its Attorney-in-Fact

                              LIBERTY INVESTMENT
                                PARTNERSHIP I


                              By______________________________________
                              Its General Partner


                              LIBERTY CAPITAL PARTNERS, INC.


                              By______________________________________
                              Its ____________________________________


                              WILLIAM A.M. BURDEN & CO.


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              G. William Hartman, Jr.

                              ________________________________________

                              Robert C. Standberg

                              ________________________________________
                              Robert L. Wohlers

                              EDMUND & MARY SHEA
                              REAL PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________


                              BALBOA PARTNERS


                              By______________________________________
                              Its ____________________________________


                              SHEA INVESTMENTS


                              By______________________________________
                              Its ____________________________________


                              TAHOE PARTNERS


                              By______________________________________
                              Its ____________________________________


                              ZIFF INVESTORS PARTNERSHIP, L.P.


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Peter M. Joost

                              ________________________________________
                              Robert C. Standberg


                              ________________________________________
                              Robert L. Wohlers

                              EDMUND & MARY SHEA
                              REAL PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Richard E. Rainwater

                              BALBOA PARTNERS


                              By______________________________________
                              Its ____________________________________


                              SHEA INVESTMENTS


                              By______________________________________
                              Its ____________________________________


                              TAHOE PARTNERS


                              By______________________________________
                              Its ____________________________________


                              ZIFF INVESTORS PARTNERSHIP, L.P.


                              By______________________________________
                              Its ____________________________________

                              ________________________________________
                              Peter M. Joost


                              GREGORY C. HARTMAN TRUST dated
                              December 11, 1992


                              By______________________________________
                              Its ____________________________________


                              JEFFREY A. HARTMAN TRUST dated
                              December 11, 1992


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Peter M. Joost -- SEP
                              Pensco Pension Services, Inc.
                              by:_____________________________________


                              JFI, L.P.


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Harlan Korenvaes

                              MORTON H. MEYERSON
                              SEPARATE PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________


                              MARLENE N. MEYERSON

                              SEPARATE PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________

                              ________________________________________
                              Christopher J. O'Brien

                              ________________________________________
                              Gerald W. Haddock

                              ________________________________________
                              Thomas L. Kelly, II


                              GREGORY C. HARTMAN TRUST dated
                              December 11, 1992



                              By______________________________________
                              Its ____________________________________


                              JEFFREY A. HARTMAN TRUST dated
                              December 11, 1992


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Peter M. Joost -- SEP

                              ________________________________________
                              John C. Goff

                              JFI, L.P.


                              By______________________________________
                              Its ____________________________________

                              ________________________________________
                              Harlan Korenvaes


                              MORTON H. MEYERSON
                              SEPARATE PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________


                              MARLENE N. MEYERSON
                              SEPARATE PROPERTY TRUST


                              By______________________________________
                              Its ____________________________________


                              ________________________________________
                              Christopher J. O'Brien


                              ________________________________________
                              Gerald W. Haddock


                              ________________________________________
                              Thomas L. Kelly, II


                              GREGORY C. HARTMAN TRUST dated
                              December 11, 1992


                              By______________________________________
                              Its ____________________________________



                              JEFFREY A. HARTMAN TRUST dated
                              December 11, 1992

                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Peter M. Joost -- SEP


                                       _________________________________________
                                       John C. Goff


                                       JFI, L.P.


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Harlan  Korenvaes

                                       MORTON  H. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________

                                       MARLENE N. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Christopher J. O'Brien




                                       _________________________________________
                                       Gerald W. Haddock

                                       _________________________________________
                                       Thomas L. Kelly, II


                                       GREGORY C. HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________


                                       JEFFREY A. HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Peter M. Joost -- SEP

                                       _________________________________________
                                       John C. Goff

                                       JFI, L.P.


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Harlan Korenvaes


                                       MORTON H. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________

                                       MARLENE N. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________

                                       _________________________________________
                                       Christopher J. O'Brien

                                       _________________________________________
                                       Gerald W. Haddock

                                       _________________________________________
                                       Thomas L. Kelly, II


                                       GREGORY C. HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________


                                       JEFFREY A, HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Peter M. Joost -- SEP


                                       _________________________________________
                                       John C. Goff


                                       JFI, L.P.

                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Harlan Korenvaes


                                       MORTON H. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Christopher J. O'Brien

                                       _________________________________________
                                       Gerald W. Haddock

                                       _________________________________________
                                       Thomas L. Kelly, II

                                       GREGORY C. HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________



                                       JEFFREY A. HARTMAN TRUST dated
                                       December 11, 1992


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________

                                       Peter M. Joost -- SEP

                                       _________________________________________
                                       John C. Goff

                                       JFI, L.P.


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Harlan Korenvaes

                                       MORTON H. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________


                                       MARLENE N. MEYERSON
                                       SEPARATE PROPERTY TRUST


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       Christopher J. O'Brien
                                       _________________________________________
                                       Gerald W. Haddock

                                       _________________________________________
                                       Thomas L. Kelly, II

                                       _________________________________________
                                       Joseph W. Autem

                                       _________________________________________
                                       James D. Cregan

                                       _________________________________________
                                       Randall Chappel

                                       THE ROBINSON HUMPHREY COMPANY, INC.


                                       By_______________________________________
                                       Its _____________________________________


                                       _________________________________________
                                       William T. Sherman

                                       _________________________________________
                                       Nicholas A. Merrick

                                       _________________________________________
                                       Garrison M. Kitchen

                                       _________________________________________
                                       Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                              __________________________________________
                              Joseph W. Autem

                              __________________________________________
                              James D. Cregan

                              __________________________________________
                              Randall Chappel

                              THE ROBINSON HUMPHREY COMPANY, INC.


                              By______________________________________

                              Its ______________________________________


                              _________________________________________
                              William T. Sherman

                              _________________________________________
                              Nicholas A. Merrick

                              _________________________________________
                              Garrison M. Kitchen

                              __________________________________________
                              Thomas G. Johnson III

                             STOCKHOLDER SCHEDULE
                             --------------------

                                              Number of Stockholder Shares
                                         -------------------------------------
Name and Address                         Common   Preferred  Options  Warrants
----------------                         ------   ---------  -------  --------

State Board of Administration            425,000    500,000           2,017,031
  of Florida
  Liberty Capital Partners, Inc.
237 Park Avenue, 21st Floor
21st Floor
New York, NY 10017

Liberty Investment                        75,000                         75,490
  Partnership I, L.P.
  Liberty Capital Partners, Inc.
237 Park Avenue, 21st Floor
New York, NY 10017

(in each case, on or
  after August 1, 1993)

  Liberty Capital Partners, Inc.
Americas Towers, 34th Floor
1177 Avenue of the Americas
New York, New York 10036


RH Investors:
------------

The Robinson-Humphrey Company, Inc.       37,500
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326
Attention William T. Sherman

William T. Sherman                        10,000
  The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Nicholas A. Merrick                        7,500
2652 Birchwood Drive
Atlanta, Georgia 30325



Name and Address                       Common    Preferred   Options   Warrants
----------------                       ------    ---------   -------   --------
Garrison M. Kitchen                     3,750
The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Thomas G. Johnson III                   3,750
Thomas G. Johnson, Jr.
1800 NationsBank center
One Commercial Place
Norfolk, Virginia 23510

Investors:
---------

William A.M. Burden & Co.              62,500     100,001    100,001
630 Fifth Avenue, Suite 2900
New York, NY 10111

Edmund & Mary Shea                                124,373    124,998
Real Property Trust
  J. F. Shea Co., Inc.
655 Brea Canyon Road
Walnut, CA 91789

Richard E. Rainwater                               44,000               44,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Balboa Partners                                    41,667               41,667
J. F. Shea Co., Inc.
655 Brea Canyon Road
Walnut, CA 91789

Shea Investments                                   41,667               41,667
J. F. Shea Cool Inc.
655 Brea Canyon Road
Walnut, CA 91789

Tahoe Partners                                     41,666               41,666
J. F. Shea Co., Inc.
655 Brea Canyon Road



Name and Address                       Common    Preferred   Options   Warrants
----------------                       ------    ---------   -------   --------
Walnut, CA 91789
Ziff Investors Partnership, L.P.                   25,000                25,000
130 Mason Street
Greenwich, CT 06830

Peter M. Joost                                     19,000                19,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Gregory C. Hartman Trust               17,000
Datamax Corporation
4501 Parkway Commerce Blvd.
Orlando, FL 32808

Jeffrey A. Hartman Trust               17,000
Datamax Corporation
4501 Parkway Commerce Blvd.
Orlando, FL 32808

Peter M. Joost -- SEP                              16,001               16,0001
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

John C. Goff                                       12,000                12,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

JFI, L.P.                                           9,000                 9,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Harlan Korenvaes                                    5,000                 5,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Morton B. Meyerson                                  4,500                 4,500



Name and Address                       Common    Preferred   Options   Warrants
----------------                       ------    ---------   -------   --------
Separate Property Trust
  Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Marlene W. Meyerson                                4,500                 4,500
Separate Property Trust
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Christopher J. O'Brien                             3,500                 3,500
Rainwater, Inc.
777 Main Street, Suite  2700
Fort Worth, TX 76102

Gerald W. Haddock                                  2,500                 2,500
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Thomas L. Kelly, II                                2,500                 2,500
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

Joseph W. Autem                                    2,000                 2,000
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102

James D. Cregan                                      625
Douglas C. Leonard, Esq.
2250 Hospital Trust Tower
Providence, RI 02903

Randall Chapel                                       500                   500
Rainwater, Inc.
777 Main Street, Suite 2700
Fort Worth, TX 76102



Name and Address                       Common    Preferred   Options   Warrants
----------------                       ------    ---------   -------   --------
Robert P. Cummins                         300

Mark D. Strobel                           300


Executives:
----------

Robert C. Strandberg                  193,622      28,600    111,111
  Datamax Corporation
4501 Parkway Commerce Blvd.
Orlando, FL 32808

G. William Hartman                    159,623      28,600    111,111
  Datamax Corporation
4501 Parkway commerce Blvd.
Orlando, FL 32808

Robert L. Wohlers                     193,623      28,599    111,111
  Datamax Corporation
4501 Parkway Commerce Blvd.
Orlando, FL  32808

                                  -46-